UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 21, 2007, Celsion Corporation (the “Company”) closed the previously announced sale of its Prolieve assets (the “Prolieve Assets”) to Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”). The sale of the Prolieve Assets was made pursuant to an Asset Purchase Agreement, dated April 17, 2007 (the “Asset Purchase Agreement”), that was previously filed as Exhibit 10.1 to Form 8-K filed by the Company on April 17, 2007. The use of the Prolieve Assets was approved by the Food and Drug Administration in 2004 for the treatment of benign prostatic hyperplasia. The Prolieve Assets were used by the Company in the manufacture, marketing, sale, distribution and research and development of products using thermal therapy. Prior to the sale of the Prolieve Assets, Boston Scientific was the Company’s exclusive distributor of the Prolieve Assets. As of April 30, 2007, Boston Scientific owned 7.94% of the Company’s common stock.

The Prolieve Assets were sold to Boston Scientific for an aggregate purchase price of $60 million payable in three installments consisting of $30 million at closing and $15 million on each of the first and second anniversaries of the closing. In addition to the other indemnification provisions, such as indemnification for breaches of representations, warranties and covenants contained in the Asset Purchase Agreement, the Company agreed to indemnify Boston Scientific for a period of two years from the closing, in an amount up to $15 million of incurred costs, in the event of unforeseen intellectual property claims related to the Prolieve Assets. The $30 million payable at closing was reduced by approximately $17 million, representing the principal and accrued interest due on promissory notes previously issued by the Company to Boston Scientific, and by the amounts of certain royalty payments to American Medical Systems, Inc. and AMS Research Corporation (together referred to as “AMS”) under the Settlement and License Agreement dated as of February 7, 2007 among AMS and the Company (the “Settlement Agreement”). The Settlement Agreement was previously filed as Exhibit 10.1 to Form 10-Q filed by the Company on May 10, 2007.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Asset Purchase Agreement, a copy of which is attached to the Form 8-K filed by the Company on April 18, 2007 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Financial Statements.

The following pro forma financial statements are filed as part of this Current Report on Form 8-K:

Pro Forma Consolidated Balance Sheet as of March 31, 2007 and notes thereto

Pro Forma Consolidated Statement of Operations as of March 31, 2007 and notes thereto

Pro Forma Consolidated Statement of Operations for each of the years ended December 31, 2006, 2005 and 2004 and notes thereto

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 21, 2007
10.1	Asset Purchase Agreement, dated as of April 17, 2007, by and between Celsion Corporation and Boston Scientific Corporation, incorporated herein by reference to Exhibit 10.1 to Form 8-K filed by the Company on April 17, 2007.

CELSION CORPORATION

PRO FORMA BALANCE SHEET

(UNAUDITED)

	March 31, 2007

	As Reported	Pro Forma Adjustments			Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$552,387	$9,043,499	(1)		$9,595,886
Short term investments	7,000,000	—			7,000,000
Accounts receivable - trade	1,113,046	(1,113,046)	(2)		—
Other receivables	25,693	14,977,909	(2	),(3)	15,003,602
Inventories	2,899,543	(2,899,543)	(2)		—
Prepaid Expenses	422,940	(206,799)	(4)		216,141

Total current assets	12,013,609	19,802,020			31,815,629

Property and equipment - at cost
Furniture and office equipment	195,508	—			195,508
Computer hardware and software	319,734	—			319,734
Laboratory and shop equipment	755,482	(401,965)	(2)		353,517
Leasehold improvements	132,148	—			132,148

	1,402,872	(401,965)			1,000,907
Less: Accumulated depreciation	925,144	(233,598)	(2)		691,546

Net value of property and equipment	477,728	(168,367)			309,361

Other assets
Advances - Celsion Canada, Ltd. transition agreement	600,782	—			600,782
Note receivable (net of discount of $230,192)	1,119,808	—			1,119,808
Deposits	787,703	—			787,703
Patent licensing fee	1,648,062	(1,576,812)			71,250

Total other assets	4,156,355	(1,576,812)			2,579,543

Total assets	$16,647,692	$18,056,841			$34,704,533

CELSION CORPORATION

PRO FORMA BALANCE SHEET

(UNAUDITED)

	March 31, 2007

	As Reported	Adjustments		Pro Forma
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable - trade	$2,132,390	$(1,260,073)	(5)	$872,317
Other accrued liabilities	972,314	(675,254)	(5)	297,060
Accrued non-cash compensation	4,750	—		4,750
Current portion of deferred revenue	571,428	(571,428)	(6)	—

Total current liabilities	3,680,882	(2,506,755)		1,174,127

Long-term liabilities
Deferred revenue - license fee	1,666,667	(1,666,667)	(6)	—
Loan payable - principal	15,000,000	(15,000,000)	(7)	—
Loan payable - interest	1,624,573	(1,624,573)	(7)	—
Other liabilities	35,176	—		35,176

Total long-term liabilities	18,326,416	(18,291,240)		35,176

Total liabilities	22,007,298	(20,797,995)		1,209,303

Stockholders’ (deficit) equity
Common stock - $0.01 par value (250,000,000 shares authorized; 10,770,652 shares issued and outstanding at March 31, 2007)	107,707	—		107,707
Additional paid-in capital	87,377,171	—		87,377,171
Accumulated deficit	(92,844,484)	38,854,836		(53,989,648)

Total stockholders’ (deficit) equity	(5,359,606)	38,854,836		33,495,230

Total liabilities and stockholders’ (deficit) equity	$16,647,692	$18,056,841		$34,704,533

Notes to unaudited Pro Forma Balance Sheet

(1)	To record the cash received with the first installment pursuant to the sale of Prolieve
(2)	To remove the assets conveyed in the sale of Prolieve
(3)	To record the remaining receivable due on the sale of Prolieve net of a reserve for potential claims on Itellectual Property .
(4)	To write off assets that will not be realized after the sale of Prolieve.
(5)	Payables are deemed to have been settled out of the proceeds from the sale.
(6)	To remove the liabilities that will be written off at settlement.
(7)	To record the payment of the loan and interest

CELSION CORPORATION

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

	Quarter Ended March 31, 2007
	As Reported	Pro Forma Adjustments		Proforma
Revenues:
Sales of equipment and parts	$2,931,862	$(2,931,862)	(1)	$—
Returns and allowances	8,897	(8,897)	(2)	—

Total revenues	2,922,965	(2,922,965)		—
Cost of sales	1,536,399	(1,536,399)	(3)	—

Gross profit	1,386,566	(1,386,566)		—

Operating expenses:
Research and development	2,425,440	(654,628)	(4)	1,770,812
General and administrative	1,294,169	—		1,294,169

Total operating expenses	3,719,609	(654,628)		3,064,981

Loss from operations	(2,333,043)	(731,938)		(3,064,981)

Other income (expense):
License fee income amortization	142,857	(142,857)	(5)	—
Interest income	180,779	—		180,779
Interest expense	(348,263)	—		(348,263)

Loss before income taxes	(2,357,670)	(874,795)		(3,232,465)
Income taxes	—	—		—

Net loss	$(2,357,670)	$(874,795)		$(3,232,465)

Net loss per common share (basic and diluted)	$(0.22)	$(0.08)		$(0.31)

Weighted average shares outstanding	10,746,869	10,746,869		10,746,869

Notes to unaudited Pro Forma Statement of Operations

(1)	To remove revenues related to the Prolieve business.
(2)	To remove the returns and allowances related to the Prolieve business.
(3)	To remove the cost of sales related to the Prolieve business.
(4)	To remove research and development expenses related to the Prolieve business.
(5)	To remove license fee amortization related to the Prolieve business.

CELSION CORPORATION

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended December 31, 2006
	As Reported	Pro Forma Adjustments		Proforma
Revenues:
Sales of equipment and parts	$11,624,676	$(11,624,676)	(1)	$—
Returns and allowances	373,859	(373,859)	(2)	—

Total revenues	11,250,817	(11,250,817)		—
Cost of sales	6,669,075	(6,669,075)	(3)	—

Gross profit	4,581,742	(4,581,742)		—

Operating expenses:
Research and development	9,345,381	(2,914,200)	(4)	6,431,181
General and administrative	3,722,991			3,722,991

Total operating expenses	13,068,372	(2,914,200)		10,154,172

Loss from operations	(8,486,630)	(1,667,542)		(10,154,172)

Other income (expense):
Gain on the sale of Celsion (Canada) Ltd.	1,011,923	—		1,011,923
License fee income amortization	571,429	(571,429)	(5)	—
Other expense, net	(213,869)	—		(213,869)
Interest income	636,561	—		636,561
Interest expense	(1,103,644)	—		(1,103,644)

Loss before income taxes	(7,584,230)	(2,238,971)		(9,823,201)

Income taxes	—	—		—

Net loss	$(7,584,230)	$(2,238,971)		$(9,823,201)

Net loss per common share (basic and diluted)	$(0.71)	$(0.21)		$(0.92)

Weighted average shares outstanding	10,728,435	10,728,435		10,728,435

Notes to unaudited Pro Forma Statement of Operations

(1)	To remove revenues related to the Prolieve business.
(2)	To remove the returns and allowances related to the Prolieve business.
(3)	To remove the cost of sales related to the Prolieve business.
(4)	To remove research and development expenses related to the Prolieve business.
(5)	To remove license fee amortization related to the Prolieve business.

CELSION CORPORATION

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended December 31, 2005
		Pro Forma
	As Reported	Adjustments		Proforma

Revenues:
Sales of equipment and parts	$12,458,863	$(12,458,863)	(1)	$—
Returns and allowances	138,722	(138,722)	(2)	—

Total revenues	12,320,141	(12,320,141)		—
Cost of sales	8,112,760	(8,112,760)	(3)	—

Gross profit	4,207,381	(4,207,381)		—

Operating expenses:
Research and development	10,081,483	(3,114,175)	(4)	6,967,308
General and administrative	3,405,409	—		3,405,409

Total operating expenses	13,486,892	(3,114,175)		10,372,717

Loss from operations	(9,279,511)	(1,093,206)		(10,372,717)

Other income (expense):
Gain on the sale of Celsion (Canada) Ltd.	—	—		—
License fee income amortization	571,429	(571,429)	(5)	—
Other expense, net	(96,891)	—		(96,891)
Interest income	299,245	—		299,245
Interest expense	(179,591)	—		(179,591)

Loss before income taxes	(8,685,319)	(1,664,635)		(10,349,954)

Income taxes	—	—		—

Net loss	$(8,685,319)	$(1,664,635)		$(10,349,954)

Net loss per common share (basic and diluted)	$(0.81)	$(0.16)		$(0.97)

Weighted average shares outstanding	10,725,091	10,725,091		10,725,091

Notes to unaudited Pro Forma Statement of Operations

(1)	To remove revenues related to the Prolieve business.
(2)	To remove the returns and allowances related to the Prolieve business.
(3)	To remove the cost of sales related to the Prolieve business.
(4)	To remove research and development expenses related to the Prolieve business.
(5)	To remove license fee amortization related to the Prolieve business.

CELSION CORPORATION

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended December 31, 2004
	As Reported	Pro Forma Adjustments		Proforma
Revenues:
Sales of equipment and parts	$2,506,228	$(2,506,228)	(1)	$—
Returns and allowances	—	—		—

Total revenues	2,506,228	(2,506,228)		—
Cost of sales	2,100,888	(2,100,888)	(2)	—

Gross profit	405,340	(405,340)		—

Operating expenses:
Research and development	11,533,421	(3,671,538)	(3)	7,861,883
General and administrative	3,470,869	—		3,470,869

Total operating expenses	15,004,290	(3,671,538)		11,332,752

Loss from operations	(14,598,950)	3,266,198		(11,332,752)

Other income (expense):
Gain on the sale of Celsion (Canada) Ltd.	—	—		—
License fee income amortization	476,191	(476,191)	(4)	—
Other expense, net	(92,203)	—		(92,203)

Interest income	229,914	—		229,914

Interest expense	—	—		—

Loss before income taxes	(13,985,048)	2,790,007		(11,195,041)

Income taxes	—	—		—

Net loss	$(13,985,048)	$2,790,007		$(11,195,041)

Net loss per common share (basic and diluted)	$(1.32)	$0.26		$(1.06)

Weighted average shares outstanding	10,583,772	10,583,772		10,583,772

Notes to unaudited Pro Forma Statement of Operations

(1)	To remove revenues related to the Prolieve business.
(2)	To remove the cost of sales related to the Prolieve business.
(3)	To remove research and development expenses related to the Prolieve business.
(4)	To remove license fee amortization related to the Prolieve business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: June 27, 2007	By:	/s/ Anthony P. Deasey

Anthony P. Deasey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 21, 2007

10.1	Asset Purchase Agreement, dated as of April 17, 2007, by and between Celsion Corporation and Boston Scientific Corporation, incorporated herein by reference to Exhibit 10.1 to Form 8-K filed by the Company on April 17, 2007.